Risk management and financial instruments	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
We are exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. We may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.
Interest rate risk management
Our exposure to interest rate risk relates mainly to our floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps. Our objective is to obtain the most favorable interest rate borrowings available without increasing its exposure to fluctuating interest rates. Surplus funds are used to repay revolving credit tranches, or placed in accounts and deposits with reputable financial institutions in order to maximize returns, while providing us with flexibility to meet all requirements for working capital and capital investments. The extent to which we utilize interest rate swaps to manage our interest rate risk is determined by our net debt exposure and our views on future interest rates.
Interest rate swap agreements
As of December 31, 2017, we had interest rate swaps for a combined outstanding principal amount of $2,793.9 million, (December 31, 2016: $2,822.9 million) swapping floating rate for an average fixed rate of 2.49% per annum. The fair value of the interest rate swaps outstanding as of December 31, 2017 amounted to a gross and net liability of $29.0 million, (December 31, 2016: a gross liability of $70.2 million and a net liability of $55.2 million). The collateral vessels under our TLB have been pledged as collateral against our interest rate swap liabilities. The interest rate swaps and TLB debt rank pari passu.
We record interest rate swaps on a net basis where netting is as allowed under International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements. We classify the liability within other current liabilities. We have not designated any interest swaps as hedges and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under "loss on derivative financial instruments".
The total realized and unrealized loss recognized under "loss on derivative financial instruments" in the consolidated statement of operations relating to interest rate swap agreements with external parties for 2017 was $12.5 million (2016: $13.9 million, 2015: $72.7 million). Included in the $13.9 million net loss for the year ended December 31, 2016 was an out of period gain of $21.8 million recognized in respect of the Company's own creditworthiness.
Our interest rate swap agreements as of December 31, 2017, were as follows:

Maturity date	Outstanding principal as of December 31, 2017	Receive rate	Pay rate
	(In US$ millions)
February 21, 2021	2,793.9	3 month LIBOR	2.45% to 2.52%	(1) (2)
Total outstanding principal	$2,793.9

(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) The Company has a LIBOR floor of 1% whereby the Company receives 1% when LIBOR is below 1%.
As of December 31, 2017, $611.9 million of our debt was exposed to interest rate fluctuations, compared to $204.2 million as of December 31, 2016. An increase or decrease in short-term interest rates of 100 bps would thus increase or decrease, respectively, our interest expense by approximately $6.1 million on an annual basis as of December 31, 2017, as compared to $2.0 million in 2016.
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into ISDA Master Agreements, with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes us.

The related party interest rate swaps held by Seadrill were canceled on September 12, 2017 as a result of Seadrill entering a Chapter 11 restructuring. The total fair value of the related party interest rate swaps, with Seadrill as counterparty, was therefore nil at December 31, 2017 (December 31, 2016: a net asset of $2.4 million and gross asset of $2.6 million). The fair value of the related party interest rate swaps is classified within amounts due to related party in the Consolidated Balance Sheets.
The total realized and unrealized loss recognized under "loss on derivative financial instruments" in the Consolidated Statement of Operations relating to interest rate swap agreements with Seadrill for the year ended December 31, 2017 was $1.3 million (2016: $4.1 million, 2015: $10.2 million). Included in the $4.1 million net loss for the year ended December 31, 2016 is an out of period loss of $0.4 million recognized in respect of the Company's' own creditworthiness.
Foreign currency risk
We use the US Dollar as the functional currency of all our subsidiaries because the majority of our revenues and expenses are denominated in US Dollars. Therefore, we also use US Dollars as our reporting currency. We do, however, earn revenue and incur expenses in Canadian Dollars due to the operations of the West Aquarius in Canada and as such, there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows. The impact of a 10% appreciation or depreciation in the exchange rate of the Canadian Dollar against the US Dollar would not have a material impact on our results.
Our foreign currency risk arises from:

•	the measurement of monetary assets and liabilities denominated in foreign currencies converted to US Dollars, with the resulting gain or loss recorded as "Foreign exchange gain/(loss)"; and

•	the impact of fluctuations in exchange rates on the reported amounts of the Company's revenues and expenses which are denominated in foreign currencies.
We do not use foreign currency forward contracts or other derivative instruments related to foreign currency exchange risk.
Credit risk
We have financial assets which expose us to credit risk arising from possible default by a counterparty. Our counterparties primarily include our customers, which are international oil companies, national oil companies or large independent companies or financial institutions. We consider these counterparties to be creditworthy and do not expect any significant loss due to credit risk. We don't demand collateral from our counterparties in the normal course of business.
Concentration of Credit Risk
There is a concentration of credit risk with respect to revenue as two of our customers that each represent more than 10% of total revenues. Refer to Note 4 "Segment Information" for an analysis of our revenue by customer. The market for our services is the offshore oil and gas industry, and our customers consist primarily of major oil and gas companies, independent oil and gas producers and government-owned oil companies. We perform ongoing credit evaluations of our customers and generally do not require collateral from them. Reserves for potential credit losses are maintained when necessary.
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. We consider these risks to be remote given the strong credit rating of these banks.
Fair Values
GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).
Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
Fair value of financial assets and liabilities recorded at cost
The carrying value and estimated fair value of our financial assets and liabilities as of December 31, 2017 and December 31, 2016 are as follows:

	December 31, 2017		December 31, 2016
(In US$ millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Cash and cash equivalents	$848.6	$848.6	$767.6	$767.6
Term Loan B	2,249.8	2,802.3	1,925.2	2,865.7
Other external debt facilities	514.7	540.8	581.8	621.4
Long-term debt to related party	23.8	24.7	153.3	160.3

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The loans under the Term Loan B are freely tradable and their fair value has been set equal to the price at which they were traded on December 31, 2017 and December 31, 2016. This has been categorized at level 1 on the fair value measurement hierarchy.
Loans under other external debt facilities being the West Vela facility (previously the $1,450 million Senior Secured Credit Facility), West Polaris facility, Tender Rig facility (previously the $440 million Rig Financing Agreement) and the West Vencedor facility are not freely tradable. For the years ended December 31, 2017 and December 31, 2016 the fair value of the current and long term portion of these debt facilities was derived using the Discounted Cash Flow (DCF) model. A cost of debt of 8.36% (December 31, 2016 8.34%) was used to estimate the present value of the future cash flows. This is categorized at level 2 on the fair value measurement hierarchy.
Assets and liabilities recorded at cost on a recurring basis
Other financial instruments that are measured at fair value on a recurring basis:

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2017	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current liabilities:
Derivative instruments - Interest rate swap contracts	(29.0)	—	(29.0)	—
Related party deferred and contingent consideration	(87.7)	—	(87.7)	—
Total liabilities	$(116.7)	—	(116.7)	—

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2016	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current assets:
Derivative instruments - Interest rate swap contracts (related party)	$2.4	—	2.4	—
Total assets	2.4	—	2.4	—

Current liabilities:
Derivative instruments - Interest rate swap contracts (related party)	(55.2)	—	(55.2)	—
Related party deferred and contingent consideration	(203.2)	—	(203.2)	—
Total liabilities	$(258.4)	—	(258.4)	—

The fair values of interest rate swap contracts are calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR interest rates, and counterparty non-performance credit risk assumptions as of December 31, 2017 and December 31, 2016. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed Credit Default Swap rate based on the Company's traded debt, plus a curve profile and recovery rate.

The fair value of the related party deferred and contingent consideration payable to Seadrill relating to the purchase of the West Vela and the West Polaris are estimated based on future cash outflows discounted back to the present value. The contingent consideration has been discounted to present value using a cost debt of 8.36%. These liabilities are considered to be at estimated market rates. These are categorized at level 2 on the fair value measurement hierarchy.

In the year ended December 31, 2017, a $89.9 million gain is included in operating income resulting from a reduction in contingent liabilities related to the purchase of the West Polaris in 2015. Future dayrate estimates and re-contracting assumptions have been used to determine the fair value of these liabilities. These estimates have decreased during the year, resulting in a decrease in the fair value of the liabilities. Included in the fair value recognized in the year ended December 31, 2017 is an out of period gain of $20.9 million. Management has evaluated the impact of this out of period adjustment in 2017 and concluded that this was not material to the financial statements for the year ended December 31, 2017 or to any previously reported financial statements.

Included in the $13.9 million net "loss on derivative financial instruments" recognized for the year ended December 31, 2016 was an out of period gain of $24.1 million recognized in respect of the Company's own creditworthiness. We had reviewed our fair value accounting principles under ASC 820 - Fair value Measurements relating to our interest rate swap portfolio, and determined we had not appropriately included counterparty credit risk in our fair value measurements relating to our derivative instruments. ASC 820 requires counterparty credit risk to be included in the determination of the fair value of our interest rate swap portfolio, and any related changes in fair value as a result of changes in counterparty credit risk are recognized in the Consolidated Statements of Operations in the line item "Loss on derivative financial instruments".

Management evaluated the impact of this out of period adjustment in 2016 and concluded that this was not material to the financial statements for the year ended December 31, 2016 or to any previously reported financial statements.

Retained risk
a) Physical Damage Insurance
Seadrill has purchased hull and machinery insurance to cover physical damage to its drilling units and those of the Company. We are charged for the cost of insuring our drilling units. We retain the risk for the deductibles relating to physical damage insurance on our fleet. The deductible is currently a maximum of $5 million per occurrence.
b) Loss of Hire Insurance
Seadrill purchases insurance to cover for loss of revenue for their operational rigs in the event of extensive downtime caused by physical damage to its drilling units and those of the Company, where such damage is covered under Seadrill’s physical damage insurance, and charges us for the cost related to our fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which we are compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity will vary from 75% to 100% of the contracted dayrate.
We retain the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under the insurance policy. If the repair period for any physical damage exceeds the number of days permitted under the loss of hire policy, we will be responsible for the costs in such period. We do not purchase loss of hire insurance on the T-15 and T-16.
c) Protection and Indemnity Insurance
Seadrill purchases protection and indemnity insurance and excess liability insurance for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $250 million per event and in the aggregate for the West Vencedor, T-15 and T-16, up to $300 million per event and in the aggregate for the West Leo and West Aquarius. $400 million per event and in the aggregate for the West Capella and West Polaris, up to $500 million per event and in the aggregate for the West Sirius; and up to $0.5 million per event and in the aggregate for the West Capricorn, West Auriga and West Vela.
In the event of no drilling activities, the excess liability insurance is suspended and therefore the limit is reduced from $500 million to $350 million per events and in the aggregate with the exception of the West Capricorn, West Auriga and West Vela which is reduced from $750 million to $500.0 million per event and in aggregate.
We retain the risk for the deductible of up to $0.5 million per occurrence relating to protection and indemnity insurance.
d) Windstorm Insurance
We have elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico (West Sirius, West Capricorn, West Vela and West Auriga) with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. We intend to renew this policy to insure this windstorm risk for a further period starting May 1, 2018 through April 30, 2019.